DEFINITIVE COPIES

                                               (File Nos. 2-67052  and 811-3023)

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
         [   ]    Preliminary Proxy Statement
         [   ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                  RULE 14A-6(E)(2))
         [   ]    Definitive Proxy Statement
         [X]      Definitive Additional Materials
         [   ]    Soliciting Material Pursuant toss.240.14a-11(c)orss.240.14a-12

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                 (207) 879-1900

                                David M. Whitaker
                          Citigroup Fund Services, LLC
                               Two Portland Square
                              Portland, Maine 04101

                                   Copies to:

                              Robert J. Zutz, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                          1800 Massachusetts Avenue NW
                             Washington, D.C. 20036

Payment of Filing Fee (Check the appropriate box):

         [X]    No Fee Required
         [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                and 0-11

                1) Title  of each  class of  securities  to which  transaction applies:
                   ___________________________

                2) Aggregate  number  of  securities  to  which   transaction
                   applies:
                   ___________________________

                3) Per  unit   price  or  other   underlying   value  of
                   transaction  computed  pursuant to Exchange  Act Rule 0-11:
                   ___________________________

                4) Proposed maximum aggregate value of transaction:
                   ___________________________

                5) Total fee paid:
                   ___________________________

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:
                _______________________

             2) Form, Schedule or Registration Statement No.:
                _______________________

             3) Filing Party:
                _______________________

             4) Date Filed:
                _______________________

          Solicitation Script for Adams Harkness Small Cap Growth Fund
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INTRODUCTION

Hi, my name is ______ and this is a courtesy call from ADP. I am a proxy representative acting on behalf of Adams Harkness Small Cap Growth Fund. Is _____ available? (IF SHAREHOLDER IS NOT A NATURAL PERSON, REQUEST TO SPEAK TO REPRESENTATIVE AUTHORIZED TO VOTE ON SHAREHOLDER'S BEHALF.)

WHEN CORRECT SHAREHOLDER/AUTHORIZED REPRESENTATIVE COMES ON THE LINE:

         Hi Mr./Ms. _______ , my name is _______ and I am calling from ADP. I am a proxy representative acting on behalf of Adams Harkness Small Cap Growth Fund. Our records indicate that you are a shareholder of Adams Harkness Small Cap Growth Fund. In August 2005, you were mailed a proxy statement on behalf of Adams Harkness Small Cap Growth Fund asking you to consider the approval of a new Investment Advisory Agreement with the Fund's current investment advisor, AH Lisanti Capital Growth, LLC. Recently, additional materials were mailed to you for the upcoming special meeting of shareholders scheduled for Friday, November 25, 2005 at 2 pm ET.

IF THE SHAREHOLDER/AUTHORIZED REPRESENTATIVE ANSWERS:

         Hi Mr./Ms. ____ , I am calling because our records indicate that you are a shareholder of Adams Harkness Small Cap Growth Fund. In August 2005, you were mailed a proxy statement on behalf of Adams Harkness Small Cap Growth Fund asking you to consider the approval of a new Investment Advisory Agreement with the Fund's current investment advisor, AH Lisanti Capital Growth, LLC. Recently, additional materials were mailed to you for the upcoming special meeting of shareholders scheduled for Friday, November 25, 2005 at 2 pm ET.

CONFIRMATION OF RECEIPT OF PROXY MATERIALS

         Did you receive the proxy materials sent out in August 2005 and the supplemental material sent out in October 2005?

IF PROXY MATERIALS WERE NOT RECEIVED:

         I can resend the proxy materials to you. You should receive it with in 3 to 5 business days. Alternatively, if you have access to e-mail we can e-mail you the proxy statement and you may call us back on our toll-free number to place your vote. Once received and reviewed, you have several options to place your vote. You may vote by mail by completing the card, signing and dating it, and then mailing it back in the prepaid envelope. You may use the automated phone system; the number is 1-800-690-6903. You may vote online at WWW.PROXYVOTE.COM. Also, you may call us directly at 1-877-256-6082 to place your vote, or if you would like we can schedule a call-back for a later date. Would you like to receive another copy of the proxy materials and a call-back after you have had a chance to review the materials?



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


         If Shareholder Desires Re-Mailing:

         Verify address and make any changes.

         The new package will be mailed out in the next 24 hours and you should receive it within 3-5 business days.

         If Shareholder Desires Call-Back:

         Mr./Ms. _________ ,would you like me to schedule a call-back in a few days after you have had a chance to review the material? WE WILL GIVE YOU A CALL WITHIN A WEEK ONCE YOU HAVE HAD TIME TO REVIEW THE MATERIAL. THANK YOU FOR YOUR TIME AND HAVE A GREAT DAY/EVENING.

                  IF SHAREHOLDER DOES NOT REQUEST RE-MAILING OR CALL BACK:

         Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. The special meeting of shareholders is schedule for November 25, 2005 at 2:00 p.m. (EST). Your vote must be received on or before November 23, 2005 if you are not planning on attending the meeting. If you should decide at a later time that you would like us to re-mail the Proxy Materials, you may also call us directly at 1-877-256-6082. Thank you again for your time today, and have a wonderful day/evening.

IF PROXY MATERIALS WERE RECEIVED:

         Have you had a chance to review the material and are there any questions I can answer for you? (USE PROXY STATEMENT TO ANSWER ALL QUESTIONS.)

         IF SHAREHOLDER STATES THAT SHARES WERE SOLD AFTER AUGUST 8, 2005

         Since you were a shareholder on the date of record, which was, August 8, 2005, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

         If you have no (further) questions, would you like to take this opportunity to place your vote with me now over the phone?

SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS AND DESIRE TO VOTE BY PHONE

IF PROXY MATERIALS WERE RECEIVED AND SHAREHOLDER DESIRES VOTE:

         IF SHAREHOLDER IS A NATURAL PERSON:

         The process will only take a few moments.

          1.   I will  introduce  myself again and give the date and time.
          2.   I will then ask your  permission  to record your vote.


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

          3. At that point, I will ask you to verify your full name and mailing address, city, state and zip code to confirm ownership of your account.

         May I take your vote now?

         Thank you, for your protection this phone call will be recorded.

         My name is _______________ from ADP and I am acting on behalf of Adams Harkness Small Cap Growth Fund.

         Today's date is ______________ and the time is __________ E.T.

         Mr./Ms. _________ do I have your permission to record your vote?

         For the record, would you please state your full name and full mailing address?

         The Board of Trustees has unanimously approved the proposed Investment Advisory Agreement with AH Lisanti Capital Growth, LLC for Adams
         Harkness Small Cap Growth Fund as set forth in the material you received and recommends that shareholders approve the agreement. Do you wish to support, vote against, or abstain from voting on the proposed Investment Advisory Agreement with AH Lisanti Capital Growth Fund for each of your accounts?

         IF SHAREHOLDER IS NOT A NATURAL PERSON:

         This process will only take a few moments.

          1.   I will introduce myself again and give the date and time.
          2.   I will ask your permission to record your vote.
          3. Then I will ask you to verify your full name and your company's full mailing address, city, state, and zip code.
          4. Finally I will ask you to confirm that you are authorized to vote on this account.

         May I take your vote now?

         Thank you, for your protection this phone call will be recorded.

         My name is __________________ from ADP acting on behalf of Adams Harkness Small Cap Growth Fund.

         Today is __________________ and the time is ___________ E.T.

         Mr./Ms. __________ do I have your permission to record your vote?

         For the record, would you please state your full name and company mailing address?

         Are you authorized to vote these shares?


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

         The Board of Trustees has unanimously approved the proposed Investment Advisory Agreement with AH Lisanti Capital Growth, LLC for Adams
         Harkness Small Cap Growth Fund as set forth in the material you received and recommends that shareholders approve the agreement. Do you wish to support, vote against, or abstain from voting on the proposed Investment Advisory Agreement with AH Lisanti Capital Growth Fund for each of your accounts? Note that abstaining has the effect of voting against the proposed agreement.

IF SHAREHOLDER PROVIDES A FAVORABLE VOTE:

         Mr./Ms. __________ I have recorded your vote as follows. You are voting all of your Adams Harkness Small Cap Growth shares "FOR" the proposed Investment Advisory Agreement with AH Lisanti Capital Growth Fund, LLC as described in the proxy materials, is that correct?

IF SHAREHOLDER PROVIDES A NON-FAVORABLE VOTE:

         Mr./Ms. ___________ I have recorded your vote as follows. You are voting all of your Adams Harkness Small Cap Growth shares "AGAINST" the proposed Investment Advisory Agreement with AH Lisanti Capital Growth Fund, LLC as described in the proxy materials, is that correct?

IF SHAREHOLDER ABSTAINS FROM VOTING:

         Mr./Ms. _________ I have recorded your vote as follows. You are abstaining from voting your Adams Harkness Small Cap Growth shares with respect to the proposed Investment Advisory Agreement with AH Lisanti Capital Growth Fund, LLC as described in the proxy materials, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS.  THEN STATE AS FOLLOWS:

         Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-256-6082 to let us know. Also, please note that your vote cannot be changed with us by phone after 5:00 PM ET, November 23, 2005. Thank you very much for your participation and have a great day/evening.

SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS AND DO NOT WANT TO PARTICIPATE IN VOTING PROCESS

         Sorry for the inconvenience today. Please be aware that as a shareholder, your vote is important. The special meeting of shareholders is schedule for November 25, 2005 at 2:00 p.m. (EST). Your vote must be received on or before November 23, 2005 if you are not planning on attending the meeting. If you should change your mind about voting, please fill out your proxy card, sign it, date it and mail it back in the prepaid envelope. If you would rather not do that, you can always vote over the phone with an automated system at 1-800-690-6903 or on the Internet at WWW.PROXYVOTE.COM. The only thing you will need is the control

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

         number on your proxy card, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

SHAREHOLDERS WHO HAVE RECEIVED PROXY MATERIALS BUT DESIRE MORE TIME TO REVIEW PROXY MATERIALS PRIOR TO VOTING

         Thank you very much Sir/Madame, we will give you a call back at your convenience on __________ at ____________ o'clock your time. Should you have any further questions prior to our call back, please feel free to call ADP at 1-877-256-6082. Thank you for your time and have a great day/evening.

IF PROXY MATERIALS WERE RECEIVED AND CALL BACK IS DESIRED:

         Mr./Ms. ___________ would you like me to schedule a call back in a few days after you have had a chance to review the material? WE WILL GIVE YOU A CALL WITHIN A WEEK ONCE YOU HAVE HAD TIME TO REVIEW THE MATERIAL. THANK YOU FOR YOUR TIME AND HAVE A GREAT DAY/EVENING.

LEAVING A MESSAGE ON A SHAREHOLDER ANSWERING MACHINE:

         Hello, my name is ____________________ and I am a proxy representative for ADP on behalf of Adams Harkness Small Cap Growth Fund, with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders to be held on November 25, 2005.

         Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. Your proxy card has all of the details or you may call us toll free at 1-877-256-6082 to answer any questions you may have and also to cast your vote directly over the phone. If you have your proxy card you can also vote on the Internet by going to WWW.PROXYVOTE.COM using the control number located on your proxy card.

         Thank you in advance for your time and have a great day/evening.

ADP CALL CENTER INBOUND - AFTER HOURS ANSWERING MACHING MESSAGE

         Thank you for calling the Adams Harkness Small Cap Growth Fund meeting line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.

ADP CALL CENTER INBOUND - CALL IN QUEUE MESSAGE

         Thank you for calling the Adams Harkness Small Cap Growth Fund shareholder meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.


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